SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of report
                 (Date of earliest event reported): May 4, 2004

                             DUKE ENERGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           NORTH CAROLINA                    1-4928              56-0205520
  (State or Other Jurisdiction of    (Commission File No.)      (IRS Employer
           Incorporation)                                    Identification No.)

526 South Church Street
Charlotte, North Carolina                                        28201-1006
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 704-594-6200

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Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

               99    News Release dated May 4, 2004

Item 12. Results of Operations and Financial Condition

      On May 4, 2004, Duke Energy Corporation issued a news release announcing an agreement with KGen Partners LLC to purchase all of Duke Energy's merchant generation assets in the Southeast U.S. The news release also announced the resulting update of its financial results for the quarter ended March 31, 2004 that were originally announced on April 29, 2004. A copy of this news release is attached hereto as Exhibit 99. The information in Exhibit 99 is being furnished pursuant to this Item 12.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        DUKE ENERGY CORPORATION

                                        By: /s/ Keith G. Butler
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                                            Keith G. Butler
                                            Vice President and Controller

Dated: May 4, 2004

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                                  EXHIBIT INDEX

          Exhibit                 Description
          -------                 -----------

            99            News Release dated May 4, 2004